UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 15, 2006 friendlyway Corporation
(Exact name of Registrant as Specified in its Charter)

Nevada	0-20317	88-0270266
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

7222 Commerce Center Drive, Suite 240
Colorado Springs, CO 80919
(Address of Principal Executive Offices including Zip Code)

(719) 359-5533
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02.	Unregistered Sales of Equity Securities.

The Company has reviewed certain historical transactions to determine validity of company shares previously issued in exchange for consideration. The Company has not been able to determine the validity or consideration received for the issuance of 15,560,000 shares of Company common stock par value $.001.
Therefore, due to the lack of consideration for the issued shares, the Company has cancelled the issuance of 15,560,000 effective Monday, August 14, 2006. This reduces the total issued and outstanding shares of common stock par value $.001 of the Company by 15,560,000 shares effective that date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Friendlyway Corporation

Date: August 15, 2006	By:	/s/ Ken Upcraft
Ken Upcraft
Chief Executive Officer